UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2006
Adeza Biomedical Corporation
(Exact name of registrant as specified in its charter)
000-20703
( Commission File Number )

Delaware	77-0054952
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
1240 Elko Drive
Sunnyvale, California 94089
(Address of principal executive offices, with zip code)
(408) 745-0975
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.
(a)	On December 11, 2006, Adeza Biomedical Corporation (“Adeza”) and Ventiv Commercial Services, LLC (formerly known as Ventiv Pharma Services, LLC, Ventiv Health U.S. Sales, LLC and Snyder Healthcare Sales Inc.) (“Ventiv”) entered into a Fifth Amendment to the Service Agreement (the “Amendment”), to amend the agreement among them dated March 31, 1999, as amended by a First Amendment dated March 8, 2002, a Second Amendment dated July 22, 2002, a Third Amendment dated May 15, 2004, and a Fourth Amendment dated March 30, 2006 (collectively, with the Amendment, the “Agreement”). The Amendment provides for, among other things, the extension of the Agreement term through May 14, 2008 and the modification of the fee structure during such extended term.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADEZA BIOMEDICAL CORPORATION
Date: December 14, 2006	By:	/s/ Mark D. Fischer-Colbrie
Mark D. Fischer-Colbrie
Vice President, Finance and Administration and Chief Financial Officer